SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2004

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Item 9. Regulation FD Disclosure

On April 14, 2004, Sigma-Aldrich Corporation issued a press release announcing the Company’s acquisition of Ultrafine. A copy of this press release is furnished with this report as an exhibit to this Form 8-K and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2004

SIGMA-ALDRICH CORPORATION

By:	/s/ KAREN MILLER

Karen Miller, Corporate Controller

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued April 14, 2004—Sigma-Aldrich acquires Ultrafine to enhance Fine Chemicals capabilities.

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